Exhibit 99.2

UNITED STATES COMMODITY FUNDS LLC

Sponsor of the United States Copper Index Fund

March 23, 2012

Dear United States Copper Index Fund Investor,

Enclosed with this letter is your copy of the 2011 financial statements for the United States Copper Index Fund (ticker symbol “CPER”), a series of the United States Commodity Index Funds Trust (the “Trust”). The United States Commodity Index Fund (“USCI”), the United States Agriculture Index Fund (“USAG”) and the United States Metals Index Fund (“USMI”), three additional series of the Trust, are also included in these statements. USAG and USMI have not commenced operations and are not publicly offered as of the mailing of these statements. We have mailed these statements to all investors in CPER who held shares as of December 31, 2011 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current CPER Privacy Policy. Additional information concerning the 2011 results of CPER may be found by referring to the Trust’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to CPER’s own website at www.unitedstatescopperindexfund.com. You may also call CPER at 1-800-920-0259 to speak to a representative and request additional material, including a current CPER Prospectus.

United States Commodity Funds LLC is the sponsor of CPER. United States Commodity Funds LLC is also the general partner or sponsor and manager of several other commodity based exchange traded security funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)
United States Natural Gas Fund, LP	(ticker symbol: UNG)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)
United States Gasoline Fund, LP	(ticker symbol: UGA)
United States Heating Oil Fund, LP	(ticker symbol: UHN)
United States Short Oil Fund, LP	(ticker symbol: DNO)
United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)
United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States Commodity Index Fund	(ticker symbol: USCI)

Information about these other funds is contained within the Annual Report as well as in the current CPER Prospectus. Investors in CPER who wish to receive additional information about these other funds may do so by going to their respective websites.* The websites may be found at:

www.unitedstatesoilfund.com

www.unitedstatesnaturalgasfund.com

www.unitedstates12monthoilfund.com

www.unitedstatesgasolinefund.com

www.unitedstatesheatingoilfund.com

www.unitedstatesshortoilfund.com

www.unitedstates12monthnaturalgasfund.com

www.unitedstatesbrentoilfund.com

www.unitedstatescommodityindexfund.com

You may also call United States Commodity Funds LLC at 1-800-920-0259 to request additional information.

Thank you for your continued interest in CPER.

Regards,

/s/ Nicholas Gerber
Nicholas Gerber
President and CEO
United States Commodity Funds LLC

*

This letter is not an offer to buy or sell securities. Investment in any of these other funds is only made by prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

Revised January 19, 2011

PRIVACY POLICY

UNITED STATES COMMODITY FUNDS LLC

This privacy policy explains the policies of United States Commodity Funds LLC (the “Company”), a commodity pool operator registered with the Commodity Futures Trading Commission, and (i) the statutory trust for which the Company acts as sponsor, United States Commodity Index Funds Trust (the “Trust”), and (ii) each commodity pool for which it serves as the general partner or the sponsor (each a “Fund” and collectively, the “Funds”), including the United States Oil Fund, LP, United States 12 Month Oil Fund, LP, United States Natural Gas Fund, LP, United States Heating Oil Fund, LP, United States Gasoline Fund, LP, United States 12 Month Natural Gas Fund, LP, United States Short Oil Fund, LP, United States Brent Oil Fund, LP, United States Short Natural Gas Fund, LP, as well as United States Commodity Index Fund, United States Metals Index Fund, United States Agriculture Index Fund and United States Copper Index Fund (each a series of the Trust), relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal law. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires the Company to tell you how it collects, shares and protects your personal information. Please read this notice carefully to understand what the Company does. This privacy policy applies to the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

Units of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to nonpublic personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors, such as their name, social security number and address, as well as information about investors’ holdings and transactions in units of the Funds. The Company generally collects or has access to personal information about Fund investors when such information is provided to the Company by brokerage firms for the purpose of preparing tax reports.

Disclosure of Nonpublic Personal Information

The Company does not sell or rent investor information. The Company does not disclose nonpublic personal information about Fund investors, except as required by law or as described below. Specifically, the Company may share nonpublic personal information in the following situations:

•

To service providers in connection with the administration and servicing of the Trust and the Funds, which may include attorneys, accountants, auditors and other professionals. The Company may also share information in connection with the servicing or processing of Trust and Fund transactions.

•	To respond to subpoenas, court orders, judicial process or regulatory authorities;

•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities; and

•	Upon consent of an investor to release such information, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the Company’s disclosure of nonpublic personal information under the circumstances described above. The Company may also use nonpublic personal information for marketing purposes among the Funds. Fund investors which have invested in one or more Funds, may receive marketing material for other Funds.

Protection of Investor Information

The Company holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential.

The Company maintains safeguards that comply with federal law to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company shares investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally. The Company’s privacy policy applies to both current and former investors. The Company will only disclose nonpublic personal information about a former investor to the same extent as for a current investor.

Changes to Privacy Policy

The Company may make changes to its privacy policy in the future. The Company will not make any change affecting Fund investors without first sending investors a revised privacy policy describing the change. In any case, the Company will send Fund investors a current privacy policy at least once a year as long as they continue to be Fund investors.

UNITED STATES COPPER INDEX FUND

FINANCIAL STATEMENTS

For the years/periods ended December 31, 2011, 2010 and 2009

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Unitholders of the United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years/periods ended December 31, 2011, 2010 and 2009 is accurate and complete.

By:	/s/ Nicholas Gerber
Nicholas Gerber
United States Copper Index Fund
President & CEO of United States Commodity Funds LLC
(Sponsor of the United States Copper Index Fund)

5251 SOUTH QUEBEC STREET • SUITE 200

GREENWOOD VILLAGE, COLORADO 80111

TELEPHONE: (303) 753-1959

FAX: (303) 753-0338

www.spicerjeffries.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor of

United States Commodity Index Funds Trust

We have audited the accompanying statements of financial condition of the United States Commodity Index Funds Trust (the “Trust”), the United States Commodity Index Fund, the United States Copper Index Fund, the United States Metals Index Fund and the United States Agriculture Index Fund (collectively, the “Series”), in total and for the Series as of December 31, 2011 and 2010, including the schedule of investments as of December 31, 2011 and 2010, and the related statements of operations, changes in capital and cash flows for the years/periods ended December 31, 2011, 2010 and 2009. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the United States Commodity Index Funds Trust, the United States Commodity Index Fund, the United States Copper Index Fund, the United States Metals Index Fund and the United States Agriculture Index Fund as of December 31, 2011 and 2010, and the results of their operations and their cash flows for the years/ periods ended December 31, 2011, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the Trust’s and the Series’ internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 15, 2012 expressed an unqualified opinion on the Trust’s and the Series’ internal control over financial reporting.

Greenwood Village, Colorado

March 15, 2012

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2011 and 2010

	United States Commodity Index Fund
	2011	2010
Assets
Cash and cash equivalents (Note 6)	$310,491,998	$87,443,112
Equity in Newedge trading accounts:
Cash and cash equivalents	63,973,570	8,225,946
Unrealized gain (loss) on open commodity futures contracts	(22,976,692)	7,417,317
Receivable from Sponsor (Note 4)	–	51,397
Interest receivable	145	505
Other assets	2,558	–

Total assets	$351,491,579	$103,138,277

Liabilities and Capital
Management fees payable (Note 4)	$327,496	$66,026
Professional fees payable	269,136	74,832
Brokerage commissions payable	26,195	5,085
Directors’ fees payable	19,303	–
Other liabilities	153	–

Total liabilities	642,283	145,943

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	–	1,000
Unitholders	350,849,296	102,991,334

Total Capital	350,849,296	102,992,334

Total liabilities and capital	$351,491,579	$103,138,277

Units outstanding	6,000,000	1,600,020

Net asset value per unit	$58.47	$64.37

Market value per unit	$58.37	$64.50

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2011 and 2010

	$2,114,061 ,000,000	$2,114,061 ,000,000
	United States Copper Index Fund
	2011	2010
Assets
Cash and cash equivalents (Note 6)	$2,114,061	$1,000
Equity in Newedge trading accounts:
Cash	397,549	–
Unrealized loss on open commodity futures contracts	(62,013)	–
Receivable from Sponsor (Note 4)	12,453	–
Interest receivable	7	–

Total assets	$2,462,057	$1,000

Liabilities and Capital
Management fees payable (Note 4)	$1,986	$–
Professional fees payable	12,925	–
Directors’ fees payable	32	–

Total liabilities	14,943	–

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	–	1,000
Unitholders	2,447,114	–

Total Capital	2,447,114	1,000

Total liabilities and capital	$2,462,057	$1,000

Units outstanding	100,000

Net asset value per unit	$24.47

Market value per unit	$24.50

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2011 and 2010

	United States Metals Index Fund
	2011	2010
Assets
Cash and cash equivalents (Note 6)	$1,000	$1,000

Total assets	$1,000	$1,000

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	$1,000	$1,000
Unitholders	–	–

Total Capital	1,000	1,000

Total capital	$1,000	$1,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2011 and 2010

	00000	00000
	United States Agriculture Index Fund
	2011	2010
Assets
Cash and cash equivalents (Note 6)	$1,000	$1,000

Total assets	$1,000	$1,000

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	$1,000	$1,000
Unitholders	–	–

Total Capital	1,000	1,000

Total capital	$1,000	$1,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2011 and 2010

	$312,608,059,000,000	$312,608,059,000,000
	United States Commodity Index Funds Trust
	2011	2010
Assets
Cash and cash equivalents (Note 6)	$312,608,059	$87,446,112	*
Equity in Newedge trading accounts:
Cash and cash equivalents	64,371,119	8,225,946
Unrealized gain (loss) on open commodity futures contracts	(23,038,705)	7,417,317
Receivable from Sponsor (Note 4)	12,453	51,397
Interest receivable	152	505
Other assets	2,558	–

Total assets	$353,955,636	$103,141,277	*

Liabilities and Capital
Management fees payable (Note 4)	$329,482	$66,026
Professional fees payable	282,061	74,832
Brokerage commissions payable	26,195	5,085
Directors’ fees payable	19,335	–
Other liabilities	153	–

Total liabilities	657,226	145,943

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	2,000	4,000	*
Unitholders	353,296,410	102,991,334

Total Capital	353,298,410	102,995,334

Total liabilities and capital	$353,955,636	$103,141,277	*

Units outstanding	6,100,000	1,600,020

* Adjusted to include Sponsor contribution to the Trust in the amount of $3,000.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments*

At December 31, 2011

United States Commodity Index Fund

	Number of Contracts	Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
LME Tin Futures LT January 2012 contracts, expiring January 2012	285	$(2,214,510)	(0.63)
LME Zinc Futures LX January 2012 contracts, expiring January 2012	620	(2,082,956)	(0.59)
LME Tin Futures LT February 2012 contracts, expiring February 2012	268	(8,794,580)	(2.50)
ICE Brent Crude Oil Futures CO March 2012 contracts, expiring February 2012	232	(1,256,060)	(0.36)
ICE-US Cotton Futures CT March 2012 contracts, expiring March 2012	573	(2,482,305)	(0.71)
LME Aluminum Futures LA March 2012 contracts, expiring March 2012	550	(3,008,994)	(0.86)
ICE-US Sugar #11 Futures SB May 2012 contracts, expiring April 2012	972	(3,930,506)	(1.12)
ICE-UK Gasoil Futures QS June 2012 contracts, expiring June 2012	277	(1,899,650)	(0.54)
LME Copper Futures LP June 2012 contracts, expiring June 2012	150	(5,920,175)	(1.69)
LME Aluminum Futures LA January 2013 contracts, expiring January 2013	480	174,825	0.05

	4,407	(31,414,911)	(8.95)

United States Contracts
CME Live Cattle Futures LC February 2012 contracts, expiring February 2012	511	(268,140)	(0.08)
COMEX Silver Futures SI March 2012 contracts, expiring March 2012	175	51,525	0.01
CME Lean Hogs Futures LH April 2012 contracts, expiring April 2012	709	(1,537,220)	(0.44)
COMEX Gold Futures GC April 2012 contracts, expiring April 2012	158	(84,020)	(0.02)
CME Feeder Cattle Futures FC May 2012 contracts, expiring May 2012	332	(73,562)	(0.02)
NYMEX Crude Oil Futures CL May 2012 contracts, expiring April 2012	248	1,529,000	0.44
NYMEX Heating Oil Futures HO June 2012 contracts, expiring May 2012	209	(2,019,591)	(0.58)
CBOT Corn Futures C December 2012 contracts, expiring December 2012	873	(1,408,438)	(0.40)
NYMEX RBOB Gasoline Futures XB December 2012 contracts, expiring November 2012	239	(107,234)	(0.03)

	3,454	(3,917,680)	(1.12)

Open Futures Contracts - Short**
Foreign Contracts
LME Tin Futures LT January 2012 contracts, expiring January 2012	285	(582,045)	(0.17)
LME Zinc Futures LX January 2012 contracts, expiring January 2012	620	(327,831)	(0.09)
LME Tin Futures LT February 2012 contracts, expiring February 2012	268	7,085,552	2.02
LME Aluminum Futures LA March 2012 contracts, expiring March 2012	550	234,429	0.07
LME Copper Futures LP June 2012 contracts, expiring June 2012	150	5,945,794	1.69

	1,873	12,355,899	3.52

Total Open Futures Contracts	9,734	$(22,976,692)	(6.55)

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments (Continued)*

At December 31, 2011

United States Commodity Index Fund (Continued)

	Principal Amount	Market Value	% of Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.02%, 1/12/2012	$20,000,000	$19,999,847	5.70
0.02%, 1/19/2012	50,000,000	49,999,500	14.25
0.03%, 3/29/2012	30,000,000	29,998,167	8.55
0.05%, 5/24/2012	75,000,000	74,986,500	21.37
0.03%, 5/31/2012	20,000,000	19,997,483	5.70
0.03%, 6/07/2012	50,000,000	49,992,868	14.25

Total Cash Equivalents		$244,974,365	69.82

* The United States Metals Index Fund and the United States Agriculture Index Fund were not operational as of December 31, 2011 and therefore have no reportable Schedule of Investments.

** All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the Index).

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments*

At December 31, 2010

United States Commodity Index Fund**

	Number of Contracts	Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
ICE Brent Crude Oil Futures CO March 2011 contracts, expiring February 2011	78	$60,860	0.06
ICE-US Cotton Futures CT March 2011 contracts, expiring March 2011	103	736,285	0.71
LME Nickel Futures LN March 2011 contracts, expiring March 2011	6	84,312	0.08
ICE-US Sugar #11 Futures SB May 2011 contracts, expiring April 2011	213	687,467	0.67
LME Nickel Futures LN June 2011 contracts, expiring June 2011	50	429,156	0.42
ICE-US Coffee-C Futures KC July 2011 contracts, expiring July 2011	82	948,281	0.92
LME Tin Futures LT July 2011 contracts, expiring July 2011	55	559,210	0.54
LME Lead Futures LL August 2011 contracts, expiring August 2011	113	46,300	0.05

	700	3,551,871	3.45

United States Contracts
CME Feeder Cattle Futures FC March 2011 contracts, expiring March 2011	119	215,138	0.21
CBOT Soybean Oil Futures BO May 2011 contracts, expiring May 2011	211	915,858	0.89
COMEX Silver Futures SI May 2011 contracts, expiring May 2011	48	1,173,460	1.14
CBOT Corn Futures C September 2011 contracts, expiring September 2011	250	732,138	0.71
CBOT Wheat Futures W September 2011 contracts, expiring September 2011	173	3,088	0.00
COMEX Copper Futures HG September 2011 contracts, expiring September 2011	69	884,637	0.86
CBOT Soybean S Futures BO November 2011 contracts, expiring November 2011	114	144,550	0.14
NYMEX RBOB Gasoline Futures XB November 2011 contracts, expiring October 2011	17	34,150	0.03
NYMEX RBOB Gasoline Futures XB December 2011 contracts, expiring November 2011	57	89,695	0.09

	1,058	4,192,714	4.07

Open Futures Contracts - Short***
Foreign Contracts
LME Nickel Futures LN March 2011 contracts, expiring March 2011	6	(145,926)	(0.14)
LME Nickel Futures LN June 2011 contracts, expiring June 2011	50	(181,342)	(0.18)

	56	(327,268)	(0.32)

Total Open Futures Contracts	1,814	$7,417,317	7.20

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments (Continued)*

At December 31, 2010

United States Commodity Index Fund (Continued)**

	Principal Amount	Market Value	% of Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.10%, 2/10/2011	$28,000,000	$27,996,889	27.19
0.11%, 3/17/2011	15,000,000	14,996,562	14.56
0.10%, 4/07/2011	18,000,000	17,995,440	17.47

Total Cash Equivalents		$60,988,891	59.22

* The United States Metals Index Fund and the United States Agriculture Index Fund were not operational as of December 31, 2011 and therefore have no reportable Schedule of Investments.

** The commencement of operations of the United States Commodity Index Fund was August 10, 2010.

*** All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the Index).

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2011

United States Copper Index Fund*

	$000,000	$000,000	$000,000
	Number of Contracts	Unrealized Loss on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG March 2012 contracts, expiring March 2012	7	$(12,425)	(0.51)
COMEX Copper Futures HG May 2012 contracts, expiring May 2012	7	(25,088)	(1.02)
COMEX Copper Futures HG December 2012 contracts, expiring December 2012	14	(24,500)	(1.00)

Total Open Futures Contracts	28	$(62,013)	(2.53)

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.05%, 5/24/2012	$50,000	$49,991	2.04
0.03%, 6/07/2012	100,000	99,986	4.09

Total Cash Equivalents		$149,977	6.13

* The commencement of operations of the United States Copper Index Fund was November 15, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the year ended December 31, 2011 and the period from August 10, 2010 (commencement of operations) to December 31, 2010

	$000,000	$000,000
	United States Commodity Index Fund
	Year ended December 31, 2011	Period from August 10, 2010 to December 31, 2010
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(33,381,967)	$3,273,577
Change in unrealized gain (loss) on open positions	(30,394,009)	7,417,317
Realized gain on short-term investments	2,047	–
Change in unrealized loss on short-term investments	(17)	–
Interest income	179,139	11,079
Other income	57,300	15,000

Total income (loss)	(63,537,507)	10,716,973

Expenses
Management fees (Note 4)	3,779,126	148,421
Professional fees	481,660	74,831
Brokerage commissions	307,284	23,632
Directors’ fees	19,303	–
Other expenses	13,439	–

Total expenses	4,600,812	246,884

Expense waiver (Note 4)	(36,907)	(51,397)

Net expenses	4,563,905	195,487

Net income (loss)	$(68,101,412)	$10,521,486

Net income (loss) per unit	$(5.90)	$14.37

Net income (loss) per weighted average unit	$(11.09)	$15.60

Weighted average units outstanding	6,141,384	674,325

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the year ended December 31, 2011 and the period from November 10, 2010 (inception) to December 31, 2010

	$000,000	$000,000
	United States Copper Index Fund
	Year ended December 31, 2011*	Period from November 10, 2010 to December 31, 2010
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain on closed positions	$12,725	$–
Change in unrealized loss on open positions	(62,013)	–
Interest income	92	–

Total loss	(49,196)	–

Expenses
Management fees (Note 4)	2,990	–
Professional fees	12,925	–
Brokerage commissions	177	–
Directors’ fees	32	–

Total expenses	16,124	–

Expense waiver (Note 4)	(12,453)	–

Net expenses	3,671	–

Net loss	$(52,867)	$–

Net loss per unit	$(0.53)

Net loss per weighted average unit	$(0.53)

Weighted average units outstanding	100,019

* The commencement of operations of the United States Copper Index Fund was November 15, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the year ended December 31, 2011 and the period from November 10, 2010 (inception) to December 31, 2010

	November 10, 2010 to 00	November 10, 2010 to 00
United States Metals Index Fund*
	Year ended December 31, 2011	Period from November 10, 2010 to December 31, 2010
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$–	$–
Change in unrealized gain (loss) on open positions	–	–
Interest income	–	–

Total income (loss)	–	–

Expenses
Management fees (Note 4)	–	–
Professional fees	–	–
Brokerage commissions	–	–
Directors’ fees	–	–

Total expenses	–	–

Expense waiver (Note 4)	–	–

Net expenses	–	–

Net income (loss)	$–	$–

* The United States Metals Index Fund had not commenced operations as of December 31, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the year ended December 31, 2011 and the period from November 10, 2010 (inception) to December 31, 2010

	November 10, 2010 to	November 10, 2010 to
United States Agriculture Index Fund*
	Year ended December 31, 2011	Period from November 10, 2010 to December 31, 2010
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$–	$–
Change in unrealized gain (loss) on open positions	–	–
Interest income	–	–

Total income (loss)	–	–

Expenses
Management fees (Note 4)	–	–
Professional fees	–	–
Brokerage commissions	–	–
Directors’ fees	–	–

Total expenses	–	–

Expense waiver (Note 4)	–	–

Net expenses	–	–

Net income (loss)	$–	$–

* The United States Agriculture Index Fund had not commenced operations as of December 31, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2011 and 2010 and the period from December 21, 2009 (inception) to December 31, 2009

	December 21, 2009,000	December 21, 2009,000	December 21, 2009,000
	United States Commodity Index Funds Trust
	Year ended December 31, 2011	Year ended December 31, 2010	Period from December 21, 2009 to December 31, 2009
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(33,369,242)	$3,273,577	$–
Change in unrealized gain (loss) on open positions	(30,456,022)	7,417,317	–
Realized gain on short-term investments	2,047	–	–
Change in unrealized loss on short-term investments	(17)	–	–
Interest income	179,231	11,079	–
Other income	57,300	15,000	–

Total income (loss)	(63,586,703)	10,716,973	–

Expenses
Management fees (Note 4)	3,782,116	148,421	–
Professional fees	494,585	74,831	–
Brokerage commissions	307,461	23,632	–
Directors’ fees	19,335	–	–
Other expenses	13,439	–	–

Total expenses	4,616,936	246,884	–

Expense waiver (Note 4)	(49,360)	(51,397)	–

Net expenses	4,567,576	195,487	–

Net income (loss)	$(68,154,279)	$10,521,486	$–

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the year ended December 31, 2011 and the period from April 1, 2010 (inception) to December 31, 2010

	$350,849,296,000	$350,849,296,000	$350,849,296,000
	United States Commodity Index Fund
	Sponsor	Unitholders	Total

Balances, at Inception (April 1, 2010)	$–	$–	$–
Transfer of interest (Note 3)	1,000	–	1,000
Additions	–	97,618,317	97,618,317
Redemptions	–	(5,148,469)	(5,148,469)
Net income	–	10,521,486	10,521,486

Balances, at December 31, 2010	1,000	102,991,334	102,992,334
Additions	–	469,681,512	469,681,512
Redemptions	(1,000)	(153,722,138)	(153,723,138)
Net loss	–	(68,101,412)	(68,101,412)

Balances, at December 31, 2011	$–	$350,849,296	$350,849,296

Statements of Changes in Units Outstanding

For the year ended December 31, 2011 and the period from April 1, 2010 (inception) to December 31, 2010

	$350,849,296,000	$350,849,296,000	$350,849,296,000
	United States Commodity Index Fund
	Sponsor	Unitholders	Total

Units Outstanding, at Inception (April 1, 2010)	–	–	–
Additions	20	1,700,000	1,700,020
Redemptions	–	(100,000)	(100,000)

Units Outstanding, at December 31, 2010	20	1,600,000	1,600,020
Additions	–	6,900,000	6,900,000
Redemptions	(20)	(2,500,000)	(2,500,020)

Units Outstanding, at December 31, 2011	–	6,000,000	6,000,000

Net Asset Value Per Unit:
At August 10, 2010*			$50.00

At December 31, 2010			$64.37

At December 31, 2011			$58.47

* Commencement of operations of the United States Commodity Index Fund.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the year ended December 31, 2011 and the period from November 10, 2010 (inception) to December 31, 2010

	United States Copper Index Fund
	Sponsor	Unitholders	Total

Balances, at Inception (November 10, 2010)	$–	$–	$–
Transfer of interest (Note 3)	1,000	–	1,000

Balances, at December 31, 2010*	1,000	–	1,000
Additions	–	2,500,000	2,500,000
Redemptions	(1,019)	–	(1,019)
Net income (loss)	19	(52,886)	(52,867)

Balances, at December 31, 2011	$–	$2,447,114	$2,447,114

* The commencement of operations of the United States Copper Index Fund was November 15, 2011.

Statements of Changes in Units Outstanding

For the year ended December 31, 2011

	United States Copper Index Fund
	Sponsor	Unitholders	Total

Units Outstanding, at December 31, 2010	–	–	–
Additions	40	100,000	100,040
Redemptions	(40)	–	(40)

Units Outstanding, at December 31, 2011	–	100,000	100,000

Net Asset Value Per Unit:
At November 15, 2011*			$25.00

At December 31, 2011			$24.47

* Commencement of operations of the United States Copper Index Fund.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the year ended December 31, 2011 and the period from November 10, 2010 (inception) to December 31, 2010

	United States Metals Index Fund*
	Sponsor	Unitholders	Total

Balances, at Inception (November 10, 2010)	$–	$–	$–
Transfer of interest (Note 3)	1,000	–	1,000

Balances, at December 31, 2010	1,000	–	1,000
Additions	–	–	–
Redemptions	–	–	–
Net income (loss)	–	–	–

Balances, at December 31, 2011	$1,000	$–	$1,000

* The United States Metals Index Fund had not commenced operations as of December 31, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the year ended December 31, 2011 and the period from November 10, 2010 (inception) to December 31, 2010

	Unitholders,000,000	Unitholders,000,000	Unitholders,000,000
	United States Agriculture Index Fund*
	Sponsor	Unitholders	Total

Balances, at Inception (November 10, 2010)	$–	$–	$–
Transfer of interest (Note 3)	1,000	–	1,000

Balances, at December 31, 2010	1,000	–	1,000
Additions	–	–	–
Redemptions	–	–	–
Net income (loss)	–	–	–

Balances, at December 31, 2011	$1,000	$–	$1,000

* The United States Agriculture Index Fund had not commenced operations as of December 31, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2011 and 2010 and the period from December 21, 2009 (inception) to December 31, 2009

	$350,849,296,000	$350,849,296,000	$350,849,296,000
	United States Commodity Index Funds Trust
	Sponsor	Unitholders	Total

Balances, at Inception (December 21, 2009)	$–	$–	$–
Initial Contribution of Capital	4,000	–	4,000

Balances, at December 31, 2009	4,000	–	4,000
Additions	–	97,618,317	97,618,317
Redemptions	–	(5,148,469)	(5,148,469)
Net income	–	10,521,486	10,521,486

Balances, at December 31, 2010	4,000	102,991,334	102,995,334
Additions	–	472,181,512	472,181,512
Redemptions	(2,019)	(153,722,138)	(153,724,157)
Net income (loss)	19	(68,154,298)	(68,154,279)

Balances, at December 31, 2011	$2,000	$353,296,410	$353,298,410

Statements of Changes in Units Outstanding

For the years ended December 31, 2011 and 2010 and the period from December 21, 2009 (inception) to December 31, 2009

	$350,849,296,000	$350,849,296,000	$350,849,296,000
	United States Commodity Index Funds Trust
	Sponsor	Unitholders	Total

Units Outstanding, at Inception (December 21, 2009)	–	–	–
Additions	20	1,700,000	1,700,020
Redemptions	–	(100,000)	(100,000)

Units Outstanding, at December 31, 2010	20	1,600,000	1,600,020
Additions	40	7,000,000	7,000,040
Redemptions	(60)	(2,500,000)	(2,500,060)

Units Outstanding, at December 31, 2011	–	6,100,000	6,100,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the year ended December 31, 2011 and the period from August 10, 2010 (commencement of operations) to

December 31, 2010

	$000,000	$000,000
	United States Commodity Index Fund
	Year ended December 31, 2011	Period from August 10, 2010 to December 31, 2010
Cash Flows from Operating Activities:
Net income (loss)	$(68,101,412)	$10,521,486
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Increase in commodity futures trading account – cash and cash equivalents	(55,747,624)	(8,225,946)
Unrealized (gain) loss on futures contracts	30,394,009	(7,417,317)
(Increase) decrease in receivable from Sponsor	51,397	(51,397)
(Increase) decrease in interest receivable	360	(505)
Increase in other assets	(2,558)	–
Increase in management fees payable	261,470	66,026
Increase in professional fees payable	194,304	74,832
Increase in brokerage commissions payable	21,110	5,085
Increase in directors’ fees payable	19,303	–
Increase in other liabilities	153	–

Net cash used in operating activities	(92,909,488)	(5,027,736)

Cash Flows from Financing Activities:
Addition of units	469,681,512	97,619,317
Redemption of units	(153,723,138)	(5,148,469)

Net cash provided by financing activities	315,958,374	92,470,848

Net Increase in Cash and Cash Equivalents	223,048,886	87,443,112

Cash and Cash Equivalents, beginning of year/period	87,443,112	–

Cash and Cash Equivalents, end of year/period	$310,491,998	$87,443,112

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the year ended December 31, 2011 and the period from November 10, 2010 (inception) to December 31, 2010

	United States Copper Index Fund
	Year ended December 31, 2011*	Period from November 10, 2010 to December 31, 2010
Cash Flows from Operating Activities:
Net loss	$(52,867)	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in commodity futures trading account – cash	(397,549)	–
Unrealized loss on futures contracts	62,013	–
Increase in receivable from Sponsor	(12,453)	–
Increase in interest receivable	(7)	–
Increase in management fees payable	1,986	–
Increase in professional fees payable	12,925	–
Increase in directors’ fees payable	32	–

Net cash used in operating activities	(385,920)	–

Cash Flows from Financing Activities:
Addition of units	2,500,000	1,000
Redemption of units	(1,019)	–

Net cash provided by financing activities	2,498,981	1,000

Net Increase in Cash and Cash Equivalents	2,113,061	1,000

Cash and Cash Equivalents, beginning of year/period	1,000	–

Cash and Cash Equivalents, end of year/period	$2,114,061	$1,000

* The commencement of operations of the United States Copper Index Fund was November 15, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the year ended December 31, 2011 and the period from November 10, 2010 (inception) to December 31, 2010

United States Metals Index Fund*
	Year ended December 31, 2011	Period from November 10, 2010 to December 31, 2010
Cash Flows from Operating Activities:
Net income (loss)	$–	$–
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash	–	–
Unrealized (gain) loss on futures contracts	–	–
(Increase) decrease in receivable from Sponsor	–	–
(Increase) decrease in interest receivable	–	–
Increase (decrease) in management fees payable	–	–
Increase (decrease) in professional fees payable	–	–
Increase (decrease) in directors’ fees payable	–	–

Net cash provided by (used in) operating activities	–	–

Cash Flows from Financing Activities:
Addition of units	–	1,000
Redemption of units	–	–

Net cash provided by financing activities	–	1,000

Net Increase in Cash and Cash Equivalents	–	1,000

Cash and Cash Equivalents, beginning of year/period	1,000	–

Cash and Cash Equivalents, end of year/period	$1,000	$1,000

* The United States Metals Index Fund had not commenced operations as of December 31, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the year ended December 31, 2011 and the period from November 10, 2010 (inception) to December 31, 2010

United States Agriculture Index Fund*
	Year ended December 31, 2011	Period from November 10, 2010 to December 31, 2010
Cash Flows from Operating Activities:
Net income (loss)	$–	$–
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash	–	–
Unrealized (gain) loss on futures contracts	–	–
(Increase) decrease in receivable from Sponsor	–	–
(Increase) decrease in interest receivable	–	–
Increase (decrease) in management fees payable	–	–
Increase (decrease) in professional fees payable	–	–
Increase (decrease) in directors’ fees payable	–	–

Net cash provided by (used in) operating activities	–	–

Cash Flows from Financing Activities:
Addition of units	–	1,000
Redemption of units	–	–

Net cash provided by financing activities	–	1,000

Net Increase in Cash and Cash Equivalents	–	1,000

Cash and Cash Equivalents, beginning of year/period	1,000	–

Cash and Cash Equivalents, end of year/period	$1,000	$1,000

* The United States Agriculture Index Fund had not commenced operations as of December 31, 2011.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2011 and 2010 and the period December 21, 2009 (inception) to December 31, 2009

	United States Commodity Index Funds Trust
	Year ended December 31, 2011	Year ended December 31, 2010	Period from December 21, 2009 to December 31, 2009
Cash Flows from Operating Activities:
Net income (loss)	$(68,154,279)	$10,521,486	$–
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Increase in commodity futures trading account – cash and cash equivalents	(56,145,173)	(8,225,946)	–
Unrealized (gain) loss on futures contracts	30,456,022	(7,417,317)	–
(Increase) decrease in receivable from Sponsor	38,944	(51,397)	–
(Increase) decrease in interest receivable	353	(505)	–
Increase in other assets	(2,558)	–	–
Increase in management fees payable	263,456	66,026	–
Increase in professional fees payable	207,229	74,832	–
Increase in brokerage commissions payable	21,110	5,085	–
Increase in directors’ fees payable	19,335	–	–
Increase in other liabilities	153	–	–

Net cash used in operating activities	(93,295,408)	(5,027,736)	–

Cash Flows from Financing Activities:
Addition of units	472,181,512	97,618,317	4,000	*
Redemption of units	(153,724,157)	(5,148,469)	–

Net cash provided by financing activities	318,457,355	92,469,848	4,000

Net Increase in Cash and Cash Equivalents	225,161,947	87,442,112	4,000

Cash and Cash Equivalents, beginning of year/period	87,446,112	4,000	–

Cash and Cash Equivalents, end of year/period	$312,608,059	$87,446,112	$4,000

* Adjusted to include Sponsor contribution to the Trust in the amount of $3,000.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Notes to Financial Statements

For the years/periods ended December 31, 2011, 2010 and 2009

NOTE 1 - ORGANIZATION AND BUSINESS

The United States Commodity Index Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 21, 2009. The Trust is a series trust formed pursuant to the Delaware Statutory Trust Act and includes the United States Commodity Index Fund (“USCI”), a commodity pool formed on April 1, 2010 and first made available to the public on August 10, 2010, and the United States Copper Index Fund (“CPER”), a commodity pool formed on November 26, 2010 and first made available to the public on November 15, 2011, which issue units (“units”) that may be purchased and sold on the NYSE Arca, Inc. (the “NYSE Arca”), as well as two additional series, the United States Metals Index Fund (“USMI”) and the United States Agriculture Index Fund (“USAG”), which were formed on November 26, 2010. USAG and USMI are not listed on the NYSE Arca as of the filing of this annual report on Form 10-K. USCI, CPER, USMI and USAG are collectively referred to herein as the “Trust Series”. The Trust and each Trust Series operate pursuant to the Second Amended and Restated Declaration of Trust and Trust Agreement dated as of November 10, 2010 (the “Trust Agreement”). United States Commodity Funds LLC (“USCF”) is the sponsor of the Trust, USCI and CPER and is also responsible for the management of the Trust and the Trust Series. For purposes of the financial statement presentation, unless specified otherwise, all references will be to the Trust Series.

USCF has the power and authority to establish and designate one or more series (“Funds”) and to issue units thereof, from time to time as it deems necessary or desirable. USCF has exclusive power to fix and determine the relative rights and preferences as between the units of any series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust is to exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Fund will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. Separate and distinct records must be maintained for each Fund and the assets associated with a Fund must be held in such separate and distinct records (directly or indirectly, including a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Fund. Each Fund is separate from all other Funds created as series of the Trust in respect of the assets and liabilities allocated to that Fund and represents a separate investment portfolio of the Trust.

The sole Trustee of the Trust is Wilmington Trust Company (the “Trustee”), a Delaware banking corporation. The Trustee is unaffiliated with USCF. The Trustee’s duties and liabilities with respect to the offering of units and the management of the Trust are limited to its express obligations under the Trust Agreement.

USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator (“CPO”) registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. The Trust and each Trust Series have a fiscal year ending on December 31.

USCF is also the general partner of the United States Oil Fund, LP (“USOF”), the United States Natural Gas Fund, LP (“USNG”), the United States 12 Month Oil Fund, LP (“US12OF”), the United States Gasoline Fund, LP (“UGA”) and the United States Heating Oil Fund, LP (“USHO”), which listed their limited partnership units on the American Stock Exchange (the “AMEX”) under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007, “UGA” on February 26, 2008 and “UHN” on April 9, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USOF’s, USNG’s, US12OF’s, UGA’s and USHO’s units commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States Short Oil Fund, LP (“USSO”), the United States 12 Month Natural Gas Fund, LP (“US12NG”) and the United States Brent Oil Fund, LP (“USBO”), which listed their limited partnership units on the NYSE Arca under the ticker symbols “DNO” on September 24, 2009, “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively. All funds listed previously are referred to collectively herein as the “Related Public Funds.” USCF has also filed registration statements to register units of the United States Sugar Fund (“USSF”), the United States Natural Gas Double Inverse Fund (“UNGD”), the United States Gasoil Fund (“USGO”) and the United States Asian Commodities Basket Fund (“USABF”), each a series of the United States Commodity Funds Trust I.

As the only two Trust Series offered as of the year ended December 31, 2011, USCI and CPER issue units to certain authorized purchasers (“Authorized Purchasers”) by offering baskets consisting of 100,000 units (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). The purchase price for a Creation Basket is based upon the net asset value (“NAV”) of a unit calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

From July 1, 2011 through December 31, 2011 (and continuing at least through May 1, 2012), Authorized Purchasers pay USCI $350 for each order placed to create one or more Creation Baskets or to redeem one or more baskets (“Redemption Baskets”) consisting of 100,000 units; prior to July 1, 2011, Authorized Purchasers paid $1,000 for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets. Authorized Purchasers pay CPER $1,000 for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets. Units may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Units purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per unit NAV of each Trust Series but rather at market prices quoted on such exchange.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

As of the reporting date period of December 31, 2011, USCI and CPER were the only Trust Series publicly available. USAG and USMI are not listed on the NYSE Arca, nor publicly offered as of the filing of this annual report on Form 10-K. As such, only USCI and CPER will be discussed in the Summary of Significant Accounting Policies, unless otherwise stated.

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities, and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statement of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statement of operations. Each of USCI and CPER earns interest on its assets denominated in U.S. dollars on deposit with the futures commission merchant at the 90-day Treasury bill rate. In addition, each of USCI and CPER earns income on funds held at the custodian and/or futures commission merchant at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Trust Series are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), each Trust Series is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. Each Trust Series files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Each Trust Series is not subject to income tax return examinations by major taxing authorities for years before 2010 (year of the Trust Series’ inception, but not necessarily the commencement of operations for each Trust Series). The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in each Trust Series recording a tax liability that reduces net assets. However, each Trust Series’ conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. Each Trust Series recognizes or will recognize interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2011 for any Trust Series.

Trust Capital and Allocation of Income and Losses

Profit or loss shall be allocated among the unitholders of each Trust Series in proportion to the number of units each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Adoption of New Monthly Allocation Convention

Effective January 1, 2012, USCI adopted a new convention for allocating items of income, gain, loss, deduction and credits. In situations where a partner’s interest in a partnership is sold or otherwise transferred during a taxable year, the Code generally requires that partnership tax items for the year be allocated among the partners using either an interim closing of the books or a daily proration method. USCI uses an interim closing of the books method under which income, gains and losses (both realized and unrealized), deductions and credits are determined on a monthly basis. Prior to January 1, 2012, USCI allocated these tax items among the holders of the units (including those who dispose of units during a taxable year) in proportion to the number of units owned by them on the last trading day of each month. For this purpose, if an investor holds a unit as of the close of business of the last trading day of a particular month, such investor is treated as if it owned the unit throughout the month and thus is allocated all of the items of income, gain, deduction, loss or credit attributable to that unit for such month (the “same-month convention”).

Effective January 1, 2012 for USCI (and effective as of November 15, 2011 for CPER), an allocation convention is applied pursuant to which each Trust Series’ tax items for each month will be allocated among the holders of units in proportion to the number of units owned by them as of the close of business of the last trading day of the previous month. If an investor who holds a unit as of the close of business on the last trading day of the previous month disposes of a unit during the current month, such investor will be treated for purposes of making allocations as if it owned the unit throughout the current month (the “next-month convention”). For example, an investor who buys a unit on April 10 of a year and sells it on May 20 of the same year will be allocated all of the tax items attributable to May (because he or she is deemed to hold it through the last day of May) but will not be allocated any of the tax items attributable to April. The tax items attributable to that unit for April will be allocated to the person who is the actual or deemed holder of the unit as of the close of business on the last trading day of March.

For investors in USCI, as a result of the transition from the same-month convention to the next-month convention, an investor who buys a unit in December 2011 and sells the unit in January 2012 will be allocated the tax items attributable to that unit for December 2011 as well as the tax items attributable to that unit for January 2012, even if the actual holding period is only a few days.

Creations and Redemptions

Authorized Purchasers may purchase Creation Baskets or redeem Redemption Baskets only in blocks of 100,000 units at a price equal to the NAV of the units calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed.

Each Trust Series receives or pays, or will receive or pay, the proceeds from units sold or redeemed within three business days after the trade date of the purchase or redemption. The amounts due from Authorized Purchasers are reflected or will be reflected in each Trust Series’ statement of financial condition as receivable for units sold, and amounts payable to Authorized Purchasers upon redemption are or will be reflected as payable for units redeemed.

Calculation of Net Asset Value Per Unit

Each Trust Series’ per unit NAV is or will be calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing the amount by the total number of units issued and outstanding. Each Trust Series uses or will use the closing prices on the relevant Futures Exchanges (as defined in Note 3 below) of the Applicable Benchmark Component Futures Contracts (as defined in Note 3 below) that at any given time make up the Applicable Index (as defined in Note 3 below) (determined at the earlier of the close of such exchange or 2:30 p.m. New York time) for the contracts traded on the Futures Exchanges, but calculates or determines the value of all other investments of each Trust Series using market quotations, if available, or other information customarily used to determine the fair value of such investments.

Net Income (Loss) Per Unit

Net income (loss) per unit is the difference between the per unit NAV at the beginning of each period and the per unit NAV at the end of each period. The weighted average number of units outstanding was computed for purposes of disclosing net income (loss) per weighted average unit. The weighted average units are equal to the number of units outstanding at the end of the period, adjusted proportionately for units added and redeemed based on the amount of time the units were outstanding during such period.

Offering Costs

Offering costs incurred in connection with the registration of units prior to the commencement of the offering are borne by USCF. Offering costs incurred in connection with the registration of additional units after the commencement of the offering are borne by each Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. Costs borne by the Trust Series after the commencement of an offering are or will be accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

Reclassification

The audited financial statements for the period ended December 31, 2010 have been adjusted to reflect a non-material capital contribution of cash from USCF in the amount of $3,000. The $3,000 capital contribution was received by the Trust from USCF on November 10, 2010.

NOTE 3 - TRUST SERIES

In connection with the execution of the Trust Agreement on April 1, 2010, USCI was designated as the first series of the Trust. USCF contributed $1,000 to the Trust upon its formation on December 21, 2009, representing an initial contribution of capital to the Trust. Following the designation of USCI as the first series of the Trust, the initial capital contribution of $1,000 was transferred from the Trust to USCI and deemed an initial contribution to USCI. In connection with the commencement of USCI’s initial offering of units, USCF received 20 Sponsor Units of USCI in exchange for the previously received capital contribution, representing a beneficial ownership interest in USCI.

On July 30, 2010, USCI received a notice of effectiveness from the U.S. Securities and Exchange Commission (the “SEC”) for its registration of 50,000,000 units on Form S-1 with the SEC. On August 10, 2010, USCI listed its units on the NYSE Arca under the ticker symbol “USCI”. USCI established its initial per unit NAV by setting the price at $50.00 and issued 100,000 units in exchange for $5,000,000 on August 10, 2010. USCI commenced investment operations on August 10, 2010 by purchasing Futures Contracts traded on the Futures Exchanges. In order to satisfy NYSE Arca listing standards that at least 100,000 units be outstanding at the beginning of the trading day on the NYSE Arca, USCF purchased the initial Creation Basket from the initial Authorized Purchaser at the initial offering price. The $1,000 fee that would otherwise be charged to the Authorized Purchaser in connection with an order to create or redeem was waived in connection with the initial Creation Basket. USCF agreed not to resell the units comprising such basket except that it may require the initial Authorized Purchaser to repurchase all of these units at a per unit price equal to USCI’s per unit NAV within five days following written notice from USCF, subject to the conditions that: (i) on the date of repurchase, the initial Authorized Purchaser must immediately redeem these units in accordance with the terms of the Authorized Purchaser Agreement and (ii) immediately following such redemption at least 100,000 units of USCI remain outstanding. USCF held such initial Creation Basket until September 3, 2010, at which time the initial Authorized Purchaser repurchased the units comprising such basket in accordance with the specified conditions noted above. On September 14, 2011, USCF redeemed the 20 Sponsor Units of USCI and, on September 19, 2011, USCF purchased five units of USCI in the open market.

In connection with the Second Amended and Restated Trust Agreement dated November 10, 2010, USMI, USAG and CPER were designated as three additional series of the Trust. Following the designation of the additional series, an initial capital contribution of $3,000 was transferred from USCF to the Trust. On November 10, 2010, the Trust transferred $1,000 to each of USMI, USAG and CPER, which was deemed a capital contribution to each series. On November 14, 2011, USCF received 40 Sponsor Units of CPER in exchange for the previously received capital contribution, representing a beneficial interest in CPER. On December 7, 2011, USCF redeemed the 40 Sponsor Units of CPER and purchased 40 units of CPER in the open market. Upon commencement of USMI’s and USAG’s initial offering of units, USCF will receive Sponsor Units in each of USMI and USAG in exchange for the previously received capital contribution, representing a beneficial ownership in each series.

USMI and USAG (along with CPER) received notice of effectiveness from the SEC for its registration of 20,000,000 USMI units, 20,000,000 USAG units and 30,000,000 CPER units on September 6, 2011. The order to permit listing CPER, USMI and USAG on the NYSE Arca was received on October 20, 2011. On November 15, 2011, CPER listed its units on the NYSE Arca under the ticker symbol “CPER.” CPER established its initial offering per unit NAV by setting the price at $25.00 and issued 100,000 units to the initial authorized purchaser, Merrill Lynch Professional Clearing Corp., in exchange for $2,500,000 in cash on November 15, 2011. CPER commenced investment operations on November 15, 2011 by purchasing Futures Contracts traded on the COMEX. The $1,000 fee that would otherwise be charged to the Authorized Purchaser in connection with an order to create or redeem was waived in connection with the initial Creation Basket. The Authorized Purchaser has agreed not to resell the units comprising such basket until immediately following such redemption at least 100,000 units of CPER remain outstanding in order to satisfy NYSE Arca listing requirements.

USAG and USMI have not commenced operations as of the filing of this annual report on Form 10-K.

USCI’s Investment Objective

The investment objective of USCI is for the daily changes in percentage terms of its units’ per unit NAV to reflect the daily changes in percentage terms of the SummerHaven Dynamic Commodity Index Total ReturnSM (the “Commodity Index”), less USCI’s expenses. USCF does not intend to operate USCI in a fashion such that its per unit NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Futures Contracts that comprise the Commodity Index or the prices of any particular group of Futures Contracts.

USCI accomplishes its objective through investments in futures contracts for commodities that are traded on the New York Mercantile Exchange (the “NYMEX”), ICE Futures (“ICE Futures”), Chicago Board of Trade (“CBOT”), Chicago Mercantile Exchange (“CME”), London Metal Exchange (“LME”), Commodity Exchange, Inc. (“COMEX”) or on other foreign exchanges (such exchanges, collectively, the “Futures Exchanges”) (such futures contracts, collectively, “Futures Contracts”) and, to a lesser extent, in order to comply with regulatory requirements or in view of market conditions, other commodity-based contracts and instruments such as cash-settled options on Futures Contracts, forward contracts relating to commodities, cleared swap contracts and other over-the-counter transactions that are based on the price of commodities and Futures Contracts (collectively, “Other Commodity-Related Investments”). As of December 31, 2011, USCI held 9,734 Futures Contracts.

CPER’s Investment Objective

The investment objective of CPER is for the daily changes in percentage terms of its per unit NAV to reflect the daily changes in percentage terms of the SummerHaven Copper Index Total ReturnSM (the “Copper Index”), less CPER’s expenses. USCF does not intend to operate CPER in a fashion such that its per unit NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Copper Futures Contracts that comprise the Copper Index or the prices of any particular group of Futures Contracts. The Copper Index is designed to reflect the performance of the investment returns form a portfolio of copper futures contracts. The Copper Index is owned and maintained by SummerHaven Index Management LLC (“SummerHaven Indexing”) and calculated and published by the NYSE Arca. The Copper Index is comprised of either two or three Eligible Copper Futures Contracts that are selected on a monthly basis based on quantitative formulas relating to the prices of the Eligible Copper Futures Contracts developed by SummerHaven Indexing. The Eligible Copper Futures Contracts that at any given time make up the Copper Index are referred to herein as “Benchmark Component Copper Futures Contracts.”

CPER seeks to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Copper Futures Contracts. Then if constrained by regulatory requirements or in view of market conditions, CPER will invest next in other Eligible Copper Futures Contracts, and finally to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts if one or more other Eligible Copper Futures Contracts is not available. When CPER has invested to the fullest extent possible in exchange-traded futures contracts, CPER may then invest in other contracts and instruments based on the Benchmark Component Copper Futures Contracts, other Eligible Copper Futures Contracts or copper, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts and other contracts and instruments based on the Benchmark Component Copper Futures Contracts, are collectively referred to as “Other Copper-Related Investments,” and together with Benchmark Component Copper Futures Contracts and other Eligible Copper Futures Contracts, “Copper Interests.” As of December 31, 2011, CPER held 28 Futures Contracts.

USAG’s Investment Objective

The investment objective of USAG is for the daily changes in percentage terms of its per unit NAV to reflect the daily changes in percentage terms of the SummerHaven Dynamic Agriculture Index Total ReturnSM (the “Agriculture Index”), less USAG’s expenses. The Agriculture Index is designed to reflect the performance of a diversified group of agricultural commodities. The Agriculture Index is owned and maintained by SummerHaven Indexing and calculated and published by the NYSE Arca. Futures contracts for the agricultural commodities comprising the Agriculture Index are traded on ICE Futures US, ICE Futures Canada, the CBOT, the Kansas City Board of Trade (“KCBT”) and the CME and are collectively referred to herein as “Eligible Agriculture Futures Contracts.” The Agriculture Index is comprised of 14 Eligible Agriculture Futures Contracts that are selected on a monthly basis based on quantitative formulas developed by SummerHaven Indexing. The Eligible Agriculture Futures Contracts that at any given time make up the Agriculture Index are referred to herein as “Benchmark Component Agriculture Futures Contracts.” The relative weighting of the Benchmark Component Agriculture Futures Contracts will change on a monthly basis, based on quantitative formulas relating to the prices of the Benchmark Component Agriculture Futures Contracts developed by SummerHaven Indexing.

USAG will seek to achieve its investment objective by investing to the fullest extent possible in Benchmark Component Agriculture Futures Contracts. Then, if constrained by regulatory requirements or in view of market conditions, USAG will invest next in other Eligible Agriculture Futures Contracts based on the same agricultural commodity as the futures contracts subject to such regulatory constraints or market conditions, and finally, to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Agriculture Futures Contracts, if one or more Eligible Agriculture Futures Contracts is not available. When USAG has invested to the fullest extent possible in exchange-traded futures contracts, USAG may then invest in other contracts and instruments based on the Benchmark Component Agriculture Futures Contracts or the agricultural commodities included in the Agriculture Index, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Agriculture Futures Contracts and other contracts and instruments based on the Benchmark Component Agriculture Futures Contracts, as well as metals included in the Agriculture Index, are collectively referred to as “Other Agriculture-Related Interests,” and together with Benchmark Component Agriculture Futures Contracts and other Eligible Agriculture Futures Contracts, “Agriculture Interests.”

USMI’s Investment Objective

The investment objective of USMI is for the daily changes in percentage terms of its per unit NAV to reflect the daily changes in percentage terms of the SummerHaven Dynamic Metals Index Total ReturnSM (the “Metals Index”), less USMI’s expenses. The Metals Index is designed to reflect the performance of a diversified group of metals. The Metals Index is owned and maintained by SummerHaven Indexing and calculated and published by the NYSE Arca. Futures contracts for the metals in the Metals Index that are traded on the NYMEX, the LME and the COMEX are collectively referred to herein as “Eligible Metals Futures Contracts.” The Metals Index is comprised of 10 Eligible Metals Futures Contracts that are selected on a monthly basis based on quantitative formulas developed by SummerHaven Indexing. The Eligible Metals Futures Contracts that at any given time make up the Metals Index are referred to herein as “Benchmark Component Metals Futures Contracts.” The relative weighting of the Benchmark Component Metals Futures Contracts will change on a monthly basis, based on quantitative formulas relating to the prices of the Benchmark Component Metals Futures Contracts developed by SummerHaven Indexing.

USMI will seek to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Metals Futures Contracts. Then if constrained by regulatory requirements or in view of market conditions, USMI will invest next in other Eligible Metals Futures Contracts, and finally to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Metals Futures Contracts if one or more other Eligible Metals Futures Contracts is not available. When USMI has invested to the fullest extent possible in exchange-traded futures contracts, USMI may then invest in other contracts and instruments based on the Benchmark Component Metals Futures Contracts, other Eligible Metals Futures Contracts or the metals included in the Metals Index, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Metals Futures Contracts and other contracts and instruments based on the Benchmark Component Metals Futures Contracts, are collectively referred to as “Other Metals-Related Investments,” and together with Benchmark Component Metals Futures Contracts and other Eligible Metals Futures Contracts, “Metals Interests.”

Other Defined Terms – Trust Series

The Commodity Index, the Copper Index, the Agriculture Index and the Metals Index are referred to throughout these Notes to Financial Statements collectively as the “Applicable Index” or “Indices”.

Benchmark Component Futures Contracts, Benchmark Component Copper Futures Contracts, Benchmark Component Agriculture Futures Contracts and Benchmark Component Metals Futures Contracts are referred to throughout these Notes to Financial Statements collectively as “Applicable Benchmark Component Futures Contracts.”

Trading Advisor and Trustee

The Trust Series’ trading advisor is SummerHaven Investment Management, LLC (“SummerHaven”), a Delaware limited liability company that is registered as a commodity trading advisor and CPO with the CFTC and is a member of the NFA. SummerHaven provides advisory services to USCF with respect to the Applicable Index of each Trust Series and the investment decisions of each Trust Series.

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Trust, USCF or the unitholders.

NOTE 4 - FEES PAID BY USCI and CPER AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of each Trust Series in accordance with the objectives and policies of each such series. In addition, USCF has arranged for one or more third parties to provide trading advisory, administrative, custody, accounting, transfer agency and other necessary services to each Trust Series. Currently, as the only two publicly offered series of the Trust, each of USCI and CPER is contractually obligated to pay USCF a fee for these services, which is paid monthly, equal to 0.95% per annum of average daily net assets.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,000.

Ongoing Registration Fees and Other Offering Expenses

Each Trust Series pays or will pay the costs and expenses associated with the ongoing registration of its units subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of units, and all legal, accounting, printing and other expenses associated with such offer and sale. During the years ended December 31, 2011 and 2010, neither USCI nor CPER incurred any registration fees or other offering expenses. USMI and USAG did not incur any fees, as such funds had not commenced operations as of the year ended December 31, 2011.

Directors’ Fees and Expenses

Each Trust Series is or will be responsible for paying its portion of the directors’ and officers’ liability insurance for such Trust Series and the Related Public Funds. In addition, as of July 8, 2011, each Trust Series is or will be responsible for paying the fees and expenses of the independent directors who also serve as audit committee members of those Related Public Funds organized as limited partnerships. Each Trust Series shares or will share the fees and expenses with each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ended December 31, 2011 were $607,582 for USCI, CPER and the Related Public Funds, and USCI’s and CPER’s portion was $31,792 and $32, respectively.

Investor Tax Reporting Cost

The fees and expenses associated with each Trust Series’ audit expenses and tax accounting and reporting requirements are or will be paid by such Trust Series. For the year ended December 31, 2011, these costs were approximately $400,000 for USCI and approximately $60,000 for CPER.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, each Trust Series pays or will pay all brokerage fees and other expenses in connection with the operation of such Trust Series, excluding costs and expenses paid by USCF as outlined in Note 5 below. USCF, though under no obligation to do so, agreed to pay certain expenses normally borne by USCI to the extent that such expenses exceeded 0.15% (15 basis points) of USCI’s NAV, on an annualized basis, through March 31, 2011. As of March 31, 2011, the expense waiver for USCI was no longer in effect. USCF, though under no obligation to do so, agreed to pay certain expenses normally borne by CPER to the extent that such expenses exceeded 0.15% (15 basis points) of CPER’s NAV, on an annualized basis, through at least June 30, 2012. USCF has no obligation to continue such payments into subsequent periods.

NOTE 5 - CONTRACTS AND AGREEMENTS

USCF and the Trust, each on its own behalf and on behalf of each Trust Series, are party to a marketing agent agreement, dated as of July 22, 2010, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provides certain marketing services for each Trust Series as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on each Trust Series’ assets up to $3 billion and 0.04% on each Trust Series’ assets in excess of $3 billion.

The above fee does not include the following expenses, which are also borne by USCF: the cost of placing advertisements in various periodicals; web construction and development; or the printing and production of various marketing materials.

USCF and the Trust, on its own behalf and on behalf of each Trust Series, are also party to a custodian agreement, dated July 22, 2010, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”), whereby BBH&Co. holds investments on behalf of each Trust Series. USCF pays the fees of the custodian, which are determined by the parties from time to time. In addition, USCF and the Trust, on its own behalf and on behalf of each Trust Series, are party to an administrative agency agreement, dated July 22, 2010, as amended from time to time, with BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for each Trust Series. USCF also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

Currently, USCF pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to each Trust Series and each of the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, USCF pays BBH&Co. an asset-based charge of: (a) 0.06% for the first $500 million of USCI’s, CPER’s, USMI’s, USAG’s, USOF’s, USNG’s, US12OF’s, UGA’s, USHO’s, USSO’s, US12NG’s and USBO’s combined net assets, (b) 0.0465% for USCI’s, CPER’s, USMI’s, USAG’s, USOF’s, USNG’s, US12OF’s, UGA’s, USHO’s, USSO’s, US12NG’s and USBO’s combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once USCI’s, CPER’s, USMI’s, USAG’s, USOF’s, USNG’s, US12OF’s, UGA’s, USHO’s, USSO’s, US12NG’s and USBO’s combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. USCF also pays transaction fees ranging from $7 to $15 per transaction.

Each Trust Series has entered into a brokerage agreement, dated March 1, 2010 for USCI and March 4, 2011 for CPER, as amended from time to time, with Newedge USA, LLC (“Newedge”). The agreement requires Newedge to provide services to each Trust Series in connection with the purchase and sale of Futures Contracts and Other Related Investments that may be purchased and sold by or through Newedge for each Trust Series’ account. In accordance with the agreement, Newedge charges each Trust Series commissions of approximately $7 to $15 per round-turn trade, including applicable exchange and NFA fees for Futures Contracts and options on Futures Contracts.

USCF is party to an Amended Advisory Agreement, dated July 1, 2011, as amended from time to time, with SummerHaven, whereby SummerHaven provides advisory services to USCF with respect to the Applicable Index for each Trust Series and investment decisions for each Trust Series. SummerHaven’s advisory services include, but are not limited to, general consultation regarding the calculation and maintenance of the Applicable Index for each Trust Series, anticipated changes to each Applicable Index and the nature of each Applicable Index’s current or anticipated component securities. For these services, USCF pays SummerHaven a fee based on a percentage of the average daily assets of each Trust Series. For USCI, the fee is equal to the percentage fees paid to USCF minus 0.14%, with that result multiplied by 0.5, minus 0.06% to arrive at the actual fee paid. For CPER, the fee is equal to the percentage fees paid to USCF minus 0.18%, with that result multiplied by 0.5, minus 0.6% to arrive at the actual fee paid.

USCF is also party to an Amended Licensing Agreement, dated July 1, 2011, as amended from time to time, with SummerHaven, whereby SummerHaven sub-licensed to USCI, USMI, USAG and CPER the use of certain names and marks, including the Applicable Index for each Trust Series for which SummerHaven has a sub-license from SummerHaven Index Management, LLC, the owner of each Applicable Index. Under the Licensing Agreement, USCF paid SummerHaven an annual fee of $15,000 per Fund for the year ended December 31, 2011 and in subsequent years, plus an annual fee of 0.06% of the average daily assets of each Trust Series.

NOTE 6 - FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

Each of USCI and CPER, as the only two Trust Series publicly offered as of December 31, 2011, engages in the trading of futures contracts and options on futures contracts and may engage in cleared swaps (collectively, “derivatives”). As such, each of USCI and CPER is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Each of USCI and CPER (as well as USMI and USAG once they commence operations), may enter into futures contracts and options on futures contracts to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery.

The purchase and sale of futures contracts and options on futures contracts require margin deposits with a futures commission merchant. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a futures commission merchant to segregate all customer transactions and assets from the futures commission merchant’s proprietary activities.

Futures contracts involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

All of the Futures Contracts held by each of USCI and CPER were exchange-traded through December 31, 2011, USMI and USAG did not hold futures contracts, as such series had not commenced operations as of December 31, 2011. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with over-the-counter transactions since, in over-the-counter transactions, a party must rely solely on the credit of its respective individual counterparties. However, in the future, if each Trust Series were to enter into non-exchange traded contracts, it would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. Currently, each of USCI and CPER has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, each of USCI and CPER bears the risk of financial failure by the clearing broker.

A Trust Series’ cash and other property, such as Treasuries, deposited with a futures commission merchant are considered commingled with all other customer funds, subject to the futures commission merchant’s segregation requirements. In the event of a futures commission merchant’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of a futures commission merchant could result in the complete loss of a Trust Series’ assets posted with that futures commission merchant; however, the majority of each of USCI’s and CPER’s assets are held in Treasuries, cash and/or cash equivalents with USCI’s and CPER’s custodian and would not be impacted by the insolvency of a futures commission merchant. Also, the failure or insolvency of USCI’s or CPER’s custodian could result in a substantial loss of USCI’s or CPER’s assets. Currently, the assets for USMI and USAG held by the Trust Series’ custodian are not invested due to such Funds not commencing operations as of the filing of this annual report on Form 10-K.

USCF may invest a portion of each of USCI’s and CPER’s cash in money market funds that seek to maintain a stable per unit NAV. Each of USCI and CPER may be exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2011 and 2010, neither USCI nor CPER held investments in money market funds. USCF holds cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada, London, United Kingdom, Grand Cayman, Cayman Islands and Nassau, Bahamas which are subject to U.S. regulation and regulatory oversight. As of December 31, 2011 and 2010, USCI held cash deposits and investments in Treasuries in the amounts of $374,465,568 and $95,669,058, respectively. As of December 31, 2011, CPER held cash deposits and investments in Treasuries in the amount of $2,511,610. Each amount may be subject to loss should USCI’s and CPER’s custodian cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, each Trust Series is exposed, or will be exposed, to market risk equal to the value of Futures Contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, each Trust Series pays or receives, or will pay or receive, a premium at the outset and then bears, or will bear, the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series or USCF have a policy of requiring review of the credit standing of each broker or counterparty with which they conduct business.

The financial instruments held by the applicable Trust Series are or will be reported in its statement of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 7 - FINANCIAL HIGHLIGHTS

The following tables present per unit performance data and other supplemental financial data for USCI and CPER for the year ended December 31, 2011 and the period ended December 31, 2010. This information has been derived from information presented in the financial statements. USMI and USAG do not report performance data and other supplemental financial information since such Trust Series did not commence operations as of December 31, 2011.

USCI

	Year ended December 31, 2011	Period from August 10, 2010 to December 31, 2010
Per Unit Operating Performance:

Net asset value, beginning of year/period	$64.37	$50.00
Total income (loss)	(5.16)	14.66
Total expenses	(0.74)	(0.29)

Net increase (decrease) in net asset value	(5.90)	14.37

Net asset value, end of year/period	$58.47	$64.37

Total Return	(9.17)%	28.74%

Ratios to Average Net Assets
Total income (loss)	(15.97)%	27.06%

Management fees	0.95%	0.95	%*

Total expenses excluding management fees	0.21%	0.63	%*

Expenses waived	(0.01)%	(0.33	)%*

Net expenses excluding management fees	0.20%	0.30	%*

Net income (loss)	(17.12)%	26.57%

* Annualized

CPER

	Year ended December 31, 2011*		Period from November 10, 2010 to December 31, 2010

Per Unit Operating Performance:

Net asset value, beginning of year/period	$25.00		$-
Total loss	(0.49)		-
Total expenses	(0.04)		-

Net decrease in net asset value	(0.53)		-

Net asset value, end of year/period	$24.47		$-

Total Return	(2.12)%		-%

Ratios to Average Net Assets
Total loss	(2.01)%		-%

Management fees	0.95	%**	-%

Total expenses excluding management fees	4.17	%**	-%

Expenses waived	(3.95	)%**	-%

Net expenses excluding management fees	0.22	%**	-%

Net loss	(2.16)%		-%

* The commencement of operations of CPER was November 15, 2011.

** Annualized

Total returns are calculated based on the change in value during the period. An individual unitholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from each of USCI and CPER.

NOTE 8 – QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended March 31, June 30, September 30 and December 31, 2011 and 2010.

USCI

	First Quarter 2011	Second Quarter 2011	Third Quarter 2011	Fourth Quarter 2011
Total Income (Loss)	$18,062,348	$(44,500,862)	$(37,853,070)	$754,077

Total Expenses	792,084	1,387,007	1,260,685	1,161,036
Expense Waivers	(36,907)	-	-	-

Net Expenses	755,177	1,387,007	1,260,685	1,161,036

Net Income (Loss)	$17,307,171	$(45,887,869)	$(39,113,755)	$(406,959)

Net Income (Loss) per Unit	$6.01	$(6.21)	$(5.71)	$0.01

	First Quarter 2010	Second Quarter 2010	Third Quarter 2010	Fourth Quarter 2010
Total Income	$-	$-	$1,008,704	$9,708,269

Total Expenses	-	-	41,038	205,846
Expense Waivers	-	-	(19,033)	(32,364)

Net Expenses	-	-	22,005	173,482

Net Income	$-	$-	$986,699	$9,534,787

Net Income per Unit	$-	$-	$4.17	$10.20

CPER

	First Quarter 2011	Second Quarter 2011	Third Quarter 2011	Fourth Quarter 2011
Total Loss	$-	$-	$-	$(49,196)

Total Expenses	-	-	-	16,124
Expense Waivers	-	-	-	(12,453)

Net Expenses	-	-	-	3,671

Net Loss	$-	$-	$-	$(52,867)

Net Loss per Unit	$-	$-	$-	$(0.53)

NOTE 9 – FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and each Trust Series value or will value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and each Trust Series (observable inputs) and (2) the Trust’s and each Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USCI’s securities at December 31, 2011 using the fair value hierarchy:

	$000,00,00	$000,00,00	$000,00,00	$000,00,00
At December 31, 2011	Total	Level I	Level II	Level III
Short-Term Investments	$244,974,365	$244,974,365	$-	$-
Exchange-Traded Futures Contracts
Foreign Contracts	(19,059,012)	(19,059,012)	-	-
United States Contracts	(3,917,680)	(3,917,680)	-	-

During the year ended December 31, 2011, there were no significant transfers between Level I and Level II.

The following table summarizes the valuation of USCI’s securities at December 31, 2010 using the fair value hierarchy:

	$000,00,00,	$000,00,00,	$000,00,00,	$000,00,00,
At December 31, 2010	Total	Level I	Level II	Level III
Short-Term Investments	$60,988,891	$60,988,891	$-	$-
Exchange-Traded Futures Contracts
Foreign Contracts	3,224,603	3,224,603	-	-
United States Contracts	4,192,714	4,192,714	-	-

During the period ended December 31, 2010, there were no significant transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2011 using the fair value hierarchy:

	$000,00,00,	$000,00,00,	$000,00,00,	$000,00,00,
At December 31, 2011	Total	Level I	Level II	Level III
Short-Term Investments	$149,977	$149,977	$-	$-
Exchange-Traded Futures Contracts
United States Contracts	(62,013)	(62,013)	-	-

During the period ended December 31, 2011, there were no significant transfers between Level I and Level II.

The Trust and each Trust Series have adopted the provisions of Accounting Standards Codification 815 —Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments held by USCI*

	$(00,000,000)	$(00,000,000)	$(00,000,000)
Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2011	Fair Value At December 31, 2010
Futures - Commodity Contracts	Assets	$(22,976,692)	$7,417,317

Fair Value of Derivative Instruments held by CPER*

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2011	Fair Value At December 31, 2010

Futures - Commodity Contracts	Assets	$(62,013)	$-

The Effect of Derivative Instruments on the Statements of Operations of USCI*

		For the year ended December 31, 2011		For the period from August 10, 2010 to December 31, 2010
Derivatives not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain or (Loss) Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain or (Loss) Recognized in Income

Futures -Commodity Contracts	Realized gain (loss) on closed positions	$(33,381,967)		$3,273,577

	Change in unrealized gain (loss) on open positions		$(30,394,009)		$7,417,317

The Effect of Derivative Instruments on the Statements of Operations of CPER*

		For the year ended December 31, 2011**		For the period from November 10, 2010 to December 31, 2010
Derivatives not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain or (Loss) Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain or (Loss) Recognized in Income

Futures -Commodity Contracts	Realized gain on closed positions	$12,725		$-

	Change in unrealized loss on open positions		$(62,013)		$-

* USMI and USAG do not report financial information related to the fair value of derivative instruments or the effect of derivative instruments on the condensed statements of operations since such Trust Series did not commence operations as of December 31, 2011.

** The commencement of operations of CPER was November 15, 2011.

NOTE 10 – RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU No. 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. USCF is currently evaluating the impact ASU No. 2011-11 will have on the Trust’s and each Trust Series’ financial statements.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and the International Accounting Standards Board. The amendments are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. For nonpublic entities, the amendments are effective for annual periods beginning after December 15, 2011. Early application by public entities is not permitted. Nonpublic entities may apply the amendments early, but no earlier than for interim periods beginning after December 15, 2011. The implementation of ASU No. 2011-04 is not expected to have a material impact on the Trust’s and each Trust Series’ financial statements.

NOTE 11 – SUBSEQUENT EVENTS

The Trust and each Trust Series have performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.